EXHIBIT 99.2

To Form 8-K dated November 27, 2013

NEWS RELEASE

SEACOAST BANKING CORPORATION OF FLORIDA

Dennis S. Hudson, III

Chairman and Chief Executive Officer

Seacoast Banking Corporation of Florida

(772) 288-6085

William R. Hahl

Executive Vice President/

Chief Financial Officer

Seacoast Banking Corporation of Florida

(772) 221-2825

Seacoast Banking Corporation of Florida Announces

Redemption of All Outstanding Series A Preferred Stock

STUART, FL., November 29, 2013 – Seacoast Banking Corporation of Florida (“Seacoast") (NASDAQ-GS: SBCF), the holding company for Seacoast National Bank, announced it has issued a notice to redeem, subject to regulatory approval, all of its 2,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the "Series A Preferred Stock") for an aggregate price of $50,000,000, the face liquidation amount of the shares, plus approximately $386,000 of accrued but unpaid dividends.  The shares will be redeemed from current holders through The Depository Trust Company as securities depository for the Series A Preferred Stock.  The redemption date is expected to be December 31, 2013, subject to regulatory approval.

Following completion of this redemption, there will be no shares of the Series A Preferred Stock outstanding.  This announcement, as well as the Company's Notice of Redemption with respect to the redemption of the Series A Preferred Stock, can be found on Seacoast’s website: www.seacoastbanking.net.

About Seacoast Banking Corporation of Florida (NASDAQ: SBCF)

Seacoast Banking Corporation of Florida is one of the largest community banks headquartered in Florida with approximately $2.1 billion in assets and $1.7 billion in deposits, as of September 30, 2013. Seacoast provides integrated financial services including commercial and retail banking, wealth management, and mortgage services to customers through 34 traditional branches of its locally-branded wholly-owned subsidiary bank, Seacoast National Bank, and five Accelerate offices fueled by the power of Seacoast National Bank. Offices stretch from Broward County north through the Treasure Coast and into Orlando, and west to Okeechobee and surrounding counties. More information about Seacoast is available at www.seacoastbanking.net.

Cautionary Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements with the meaning of Section 27A of the Securities Act of 1933 and the Section 21E of the Securities Exchange Act of 1934, and is meant to be protected by the safe harbor provided therein. Such statements include, without limitation, statements about future financial and operating results, the impact of the reverse stock split, as well as statements with respect to Seacoast’s objectives, expectations, beliefs, and intentions and other statements that are not historical facts. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements. You can identify these forward-looking statements through our use of words such as "may," "will," "anticipate," "assume," "should," "support", "indicate," "would," "believe," "contemplate," "expect," "estimate," "continue," "further", "point to," "project," "could," "intend" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K/A for the year ended December 31, 2012 and subsequent quarterly reports on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013, under "Special Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at http://www.sec.gov.